Exhibit 99.1

Press Release

Ness Technologies Announces Third Quarter 2010 Financial Results

Ness delivers 15% year-over-year quarterly revenue growth
with continued sequential operating margin expansion

Hackensack, NJ – October 27, 2010 – Ness Technologies, Inc. (NASDAQ: NSTC and TASE: NSTC), a global provider of IT services and solutions, announced today its financial results for the quarter ended September 30, 2010.

Third Quarter 2010 Highlights:

•	Quarterly revenues were $141.3 million, up 15% year-over-year.

•
Quarterly operating income was $3.7 million, down 5% year-over-year. On a non-GAAP basis,(1) quarterly operating income was $6.6 million, flat year-over-year. On a GAAP and non-GAAP basis, operating income and operating margin improved sequentially, reaching the highest level in three quarters.

•
Quarterly net income from continuing operations was $1.6 million, down 41% year-over-year. On a non-GAAP basis, quarterly net income from continuing operations was $4.1 million, down 17% year-over-year. On a GAAP and non-GAAP basis, net income and net margin improved sequentially, reaching the highest level in four quarters.

•
Quarterly diluted net earnings per share from continuing operations were $0.04, compared to $0.07 in the third quarter of 2009. On a non-GAAP basis, quarterly diluted net earnings per share from continuing operations were $0.11, compared to $0.13 in the third quarter of 2009.

•	In Central and Eastern Europe, operating margin was the highest in five quarters, on a non-GAAP basis.

•	Quarterly operating cash flows from continuing operations were ($11.1) million, primarily due to slower collections during the summer quarter.

•	Cash, cash equivalents and short-term bank deposits were $52.6 million as of September 30, 2010.

•	Backlog from continuing operations as of September 30, 2010 was $633 million, up 2% year-over-year, and down 4% sequentially on relatively lighter bookings during the summer quarter.

•	Headcount for continuing operations was approximately 7,825 as of September 30, 2010.

(1)	See “Use of Non-GAAP Financial Information” below for more information regarding the company’s use of non-GAAP financial measures.

“We delivered revenues and earnings on target in the third quarter,” said Sachi Gerlitz, president and chief executive officer of Ness Technologies. “This very solid quarter, in both our software product engineering and system integration segments, follows the achievement of a new record billable headcount in India and the highest operating margin in five quarters in Central and Eastern Europe, where we remain optimistic about continued recovery. We remain focused on operating margin expansion in 2011 with organic growth.”

•	Results by operating segment:

▪
The company’s Software Product Engineering segment, which provides outsourced software product research and development services to companies that build or rely on software to generate revenues, continued to perform well in the third quarter, with in-line operating margin and sequential and year-over-year revenue growth.

▪
The company’s System Integration and Application Development segment showed significant year-over-year revenue growth and good sequential operating margin improvement, with strong performance in Israel and improving performance in Central and Eastern Europe.

▪
As previously announced, the company no longer reports a separate Software Distribution segment, as its European software distribution operations were reclassified as discontinued operations and its Israeli software distribution operations were reclassified to its System Integration and Application Development segment, effective as of January 1, 2010.

“We improved the operations of our system integration and application development segment, while we enjoyed the continued strong performance of our software product engineering segment,” said Ofer Segev, executive vice president and chief financial officer. “Bookings were a little light in the quarter, but we expect them to return to a normal level in the fourth quarter. We are also working to improve our collections from their temporary dip during the quarter. We anticipate a good fourth quarter, historically our strongest quarter of the year.”

Business Outlook

Ness is reiterating its full year 2010 guidance of revenues from continuing operations in the range of $575 million to $585 million with diluted net earnings per share from continuing operations in the range shown in the reconciliation table below:

	Full year diluted net earnings per share ($)
	Low	High
GAAP basis from continuing operations	$0.12	$0.16
Stock-based compensation; amortization of intangible assets; earn-out and retention expenses related to prior acquisitions; acquisition and integration costs of Gilon acquisition	0.31	0.31
Non-GAAP basis from continuing operations	$0.43	$0.47

Based on the weakness of European currencies for much of this year, Ness currently expects to be near the lower end of the revenue guidance range.

Ness Technologies Third Quarter 2010	Page 2 of 9

The company’s 2010 GAAP guidance excludes any unannounced future acquisitions or stock-based compensation grants; and the company’s GAAP and non-GAAP guidance further assumes that outstanding diluted shares will average approximately 39 million in 2010 and that relevant foreign currency exchange rates will remain at their levels as of October 22, 2010.

For the reasons set forth elsewhere in this release, Ness’ management believes that non-GAAP financial guidance provides the best comparative basis for investors to understand and assess the company’s on-going operations and prospects for the future.

Conference Call Details

Sachi Gerlitz, president and chief executive officer of Ness Technologies, and Ofer Segev, executive vice president and chief financial officer, will conduct a conference call to discuss the third quarter 2010 results. The call, which will be simultaneously webcast, will begin at 8:00 AM Eastern Time / 5:00 AM Pacific Time / 2:00 PM Israel Time on Wednesday, October 27, 2010.

To access the Ness Technologies third quarter 2010 earnings conference call, participants in North America should dial 1-800-399-0427, participants in Israel should dial 1-80-924-5917 and all other international participants should dial +1-973-200-3375. A live audio webcast of the conference call will be available on the investor relations page of the Ness Technologies corporate web site at http://investor.ness.com. Please visit the web site at least 15 minutes early to register for the teleconference webcast and download any necessary audio software. A replay of the call will be available on the web site approximately two hours after the conference call is completed.

About Ness Technologies

Ness Technologies (NASDAQ: NSTC and TASE: NSTC) is a global provider of IT and business services and solutions with specialized expertise in software product engineering; and system integration, application development, consulting and software distribution. Ness delivers its portfolio of solutions and services using a global delivery model combining offshore, near-shore and local teams. With about 7,800 employees, Ness has operations in North America, Europe, Israel and India, has customers in over 20 countries, and partners with numerous software and hardware vendors worldwide. For more information about Ness, visit www.ness.com.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Ness uses various non-GAAP measures of net income and earnings per share, including adjustments from results based on GAAP to exclude (a) non-cash stock-based compensation expenses in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 718, “Stock Compensation” (formerly, FASB Statement 123R) and amortization of intangible assets, net of taxes; (b) earn-out and retention expenses related to prior acquisitions; (c) an insurance settlement in the first quarter of 2009 related to a 2007 arbitration expense, net of related expenses, net of taxes; (d) severance expenses in the first quarter of 2009, net of taxes; and (e) acquisition and integration costs of its Gilon acquisition in the second quarter of 2010, net of taxes. Ness’ management believes the non-GAAP financial information provided in this release is useful to investors’ understanding and assessment of Ness’ on-going core operations and prospects for the future. The presentation of this non-GAAP financial information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP. Management uses both GAAP and non-GAAP information in evaluating and operating the business internally and as such has determined that it is important to provide this information to investors.

Ness Technologies Third Quarter 2010	Page 3 of 9

Ness also uses these non-GAAP measures in the formulation of its financial guidance. This requires Ness management to make assumptions regarding certain factors that could affect future net income and earnings per share, such as the timing and size of future potential acquisitions (which could result in additional non-cash amortization of intangibles), the timing and size of future potential stock-based compensation grants (which could result in additional non-cash stock-based compensation expense), and the timing and size of any one-time income or expenses. The company discloses such assumptions in conjunction with its financial guidance.

Forward Looking Statement

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements often are preceded by words such as “believes,” “expects,” “may,” “anticipates,” “plans,” “intends,” “assumes,” “will” or similar expressions. Forward-looking statements reflect management’s current expectations, as of the date of this press release, and involve certain risks and uncertainties. Ness’ actual results could differ materially from those anticipated in these forward looking statements as a result of various factors. Some of the factors that could cause future results to materially differ from the recent results or those projected in forward-looking statements include the “Risk Factors” described in Ness’ Annual Report of Form 10-K filed with the Securities and Exchange Commission on March 15, 2010. Ness is under no obligation, and expressly disclaims any obligation, to update or alter its forward-looking statements, whether as a result of such changes, new information, subsequent events or otherwise.

Media Contact:	Investor Relations Contacts:
David Kanaan	Drew Wright	Maya Lustig
Intl: +972-54-425-5307	USA: 1-201-488-3262	Israel: +972-3-767-5110
Email: media.int@ness.com	Email: investor@ness.com	Email: maya.lustig@ness.com

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NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
U.S. dollars in thousands (except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2009	2010	2009	2010
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Revenues	$123,202	$141,346	$376,370	$414,380
Cost of revenues	89,780	102,716	276,681	301,512
Gross profit	33,422	38,630	99,689	112,868

Selling and marketing	10,033	9,542	28,926	29,433
General and administrative	19,521	25,401	64,339	74,294
Insurance settlement related to 2007 arbitration expense, net of related expenses	—	—	(2,610)	—
Commissions related to the sale of Israeli SAP sales and distribution operations	—	—	(2,534)	—
Total operating expenses	29,554	34,943	88,121	103,727

Operating income	3,868	3,687	11,568	9,141
Financial expenses, net	(388)	(489)	(2,210)	(1,140)
Income before taxes on income	3,480	3,198	9,358	8,001

Taxes on income	826	1,631	2,005	4,848
Net income from continuing operations	$2,654	$1,567	$7,353	$3,153

Net loss from discontinued operations	(1,812)	(799)	(3,941)	(7,031)
Net income (loss)	$842	$768	$3,412	$(3,878)

Basic net earnings per share from continuing operations	$0.07	$0.04	$0.19	$0.08
Diluted net earnings per share from continuing operations	$0.07	$0.04	$0.19	$0.08

Basic net earnings (loss) per share	$0.02	$0.02	$0.09	$(0.10)
Diluted net earnings (loss) per share	$0.02	$0.02	$0.09	$(0.10)

Weighted average number of shares (in thousands) used in computing basic net earnings per share from continuing operations, basic net earnings (loss) per share and diluted net loss per share	38,451	38,001	38,653	38,230
Weighted average number of shares (in thousands) used in computing diluted net earnings per share from continuing operations and diluted net earnings per share	38,864	38,349	39,181	38,658

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NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
U.S. dollars in thousands

	Three months ended September 30,		Nine months ended September 30,
	2009	2010	2009	2010
Segment Data (1):	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

Revenues from continuing operations:
Software Product Engineering	$25,621	$28,879	$76,275	$83,336
System Integration and Application Development	97,581	112,467	300,095	331,044
	$123,202	$141,346	$376,370	$414,380
Operating income (loss) from continuing operations:
Software Product Engineering	$3,609	$3,675	$11,819	$11,916
System Integration and Application Development	3,159	4,002	11,698	9,975
Unallocated Expenses	(2,900)	(3,990)	(11,949)	(12,750)
	$3,868	$3,687	$11,568	$9,141
Geographic Data:

Revenues from continuing operations:
Israel	$41,905	$51,714	$129,546	$150,680
North America	42,115	48,557	128,138	142,187
Europe	36,819	38,449	111,893	115,614
Asia and the Far East	2,363	2,626	6,793	5,899
	$123,202	$141,346	$376,370	$414,380

(1)
The company no longer reports a separate Software Distribution segment, as its European software distribution operations were reclassified as discontinued operations and its Israeli software distribution operations were reclassified to its System Integration and Application Development segment, effective as of January 1, 2010. Segment data for prior periods has been restated to reflect the current organization of the segments.

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NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
U.S. dollars in thousands
	Nine months ended September 30,
	2009	2010
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income (loss)	$3,412	$(3,878)
Adjustments required to reconcile net income (loss) to net cash provided by (used in) operating activities:
Net loss from discontinued operations	3,941	7,031
Stock-based compensation	2,619	2,357
Currency fluctuation of restricted cash and short-term bank deposits	—	(999)
Depreciation and amortization	12,937	13,387
Loss (gain) on sale of property and equipment and impairment and sale of cost investments	(138)	108
Commissions related to the sale of Israeli SAP sales and distribution operations	(2,534)	—
Decrease (increase) in trade receivables, net	53,444	(9,255)
Decrease (increase) in unbilled receivables	3,549	(11,298)
Increase in other accounts receivable and prepaid expenses	(4,293)	(1,982)
Decrease (increase) in work-in-progress	(754)	2,612
Increase in long-term prepaid expenses	(414)	(825)
Deferred income taxes, net	395	1,437
Increase (decrease) in trade payables	(17,174)	2,372
Decrease in advances from customers and deferred revenues	(2,210)	(9,518)
Decrease in other accounts payable and accrued expenses	(15,508)	(15)
Increase in other long-term liabilities	677	902
Increase (decrease) in accrued severance pay, net	(2,570)	114
Net cash used in discontinued operations	(1,279)	(6,109)
Net cash provided by (used in) operating activities	34,100	(13,559)

Cash flows from investing activities:
Consideration from sale of a consolidated subsidiary	—	1,711
Net cash paid for acquisition of a consolidated subsidiary	—	(17,197)
Cash paid for acquisition of intangible assets	—	(513)
Additional payments in connection with acquisitions of subsidiaries in prior periods	(13,643)	(1,330)
Proceeds from maturity of (investment in) short-term bank deposits, net	(16,822)	12,031
Proceeds from sale of property and equipment	796	—
Purchase of property and equipment and capitalization of software developed for internal use	(9,395)	(6,906)
Net cash used in discontinued operations	(1,808)	—
Net cash used in investing activities	(40,872)	(12,204)

Cash flows from financing activities:
Exercise of options	—	4
Repurchase of shares	(2,037)	(2,169)
Acquired subsidiary’s dividend to its former shareholder	(1,430)	—
Short-term bank loans and credit, net	(2,960)	26,622
Proceeds from long-term debt	15,000	13,364
Principal payments of long-term debt	(4,411)	(14,659)
Net cash provided by financing activities	4,162	23,162

Effect of exchange rate changes on cash and cash equivalents	(1,038)	(2,385)
Decrease in cash and cash equivalents	(3,648)	(4,986)
Cash and cash equivalents at the beginning of the period	44,585	40,218
Cash and cash equivalents at the end of the period	$40,937	$35,232

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NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
U.S. dollars in thousands

	December 31, 2009	September 30, 2010
		(Unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$40,218	$35,232
Restricted cash	2,470	2,572
Short-term bank deposits	25,939	14,802
Trade receivables, net of allowance for doubtful accounts	131,452	146,683
Unbilled receivables	28,012	42,307
Other accounts receivable and prepaid expenses	27,832	30,451
Work in progress	9,690	6,877
Total assets attributed to discontinued operations	43,212	30,616
Total current assets	308,825	309,540

LONG-TERM ASSETS:
Long-term prepaid expenses and other assets	6,083	7,209
Unbilled receivables	4,654	3,508
Deferred income taxes, net	3,608	2,704
Severance pay fund	53,145	57,074
Property and equipment, net	35,739	33,813
Intangible assets, net	10,016	11,129
Goodwill	263,541	279,875
Total long-term assets	376,786	395,312

Total assets	$685,611	$704,852

CURRENT LIABILITIES:
Short-term bank credit	$500	$30,379
Current maturities of long-term debt	21,332	26,303
Trade payables	30,914	33,796
Advances from customers and deferred revenues	40,639	31,640
Other accounts payable and accrued expenses	99,464	106,300
Total liabilities attributed to discontinued operations	25,461	12,779
Total current liabilities	218,310	241,197

LONG-TERM LIABILITIES:
Long-term debt, net of current maturities	50,836	43,351
Other long-term liabilities	6,689	7,722
Deferred income taxes	2,045	2,477
Accrued severance pay	56,443	60,670
Total long-term liabilities	116,013	114,220

Total stockholders’ equity	351,288	349,435

Total liabilities and stockholders’ equity	$685,611	$704,852

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NESS TECHNOLOGIES, INC. AND ITS SUBSIDIARIES
RECONCILIATION OF SUPPLEMENTAL NON-GAAP FINANCIAL INFORMATION
EXCLUDING STOCK-BASED COMPENSATION; AMORTIZATION OF INTANGIBLE ASSETS; EARN-OUT AND RETENTION EXPENSES RELATED TO PRIOR ACQUISITIONS; INSURANCE SETTLEMENT RELATED TO 2007 ARBITRATION EXPENSE, NET OF RELATED EXPENSES; SEVERANCE EXPENSES; ACQUISITION AND INTEGRATION COSTS OF GILON ACQUISITION; ALL NET OF TAXES

U.S. dollars in thousands (except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2009	2010	2009	2010
Statements of Income Data:	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)

GAAP gross profit	$33,422	$38,630	$99,689	$112,868
Stock-based compensation	63	49	183	204
Amortization of intangible assets	205	140	581	329
Severance expenses	—	—	966	—
Non-GAAP gross profit	$33,690	$38,819	$101,419	$113,401

GAAP operating income	$3,868	$3,687	$11,568	$9,141
Stock-based compensation	863	751	2,619	1,911
Amortization of intangible assets	1,860	1,571	5,225	4,291
Earn-out and retention expenses related to prior acquisitions	—	557	—	1,534
Insurance settlement related to 2007 arbitration expense, net of related expenses	—	—	(2,610)	—
Severance expenses	—	—	2,646	—
Acquisition and integration costs of Gilon acquisition	—	—	—	728
Non-GAAP operating income	$6,591	$6,566	$19,448	$17,605

GAAP operating margin	3.1%	2.6%	3.1%	2.2%
Non-GAAP operating margin	5.3%	4.6%	5.2%	4.2%

GAAP net income from continuing operations	$2,654	$1,567	$7,353	$3,153
Stock-based compensation; amortization of intangible assets; earn-out and retention expenses related to prior acquisitions; insurance settlement in respect of 2007 arbitration expense, net of related expenses; severance expenses; acquisition and integration costs of Gilon acquisition; all net of taxes	2,223	2,505	6,505	8,023
Non-GAAP net income from continuing operations	$4,877	$4,072	$13,858	$11,176

GAAP diluted net earnings per share from continuing operations	$0.07	$0.04	$0.19	$0.08
Stock-based compensation; amortization of intangible assets; earn-out and retention expenses related to prior acquisitions; insurance settlement in respect of 2007 arbitration expense, net of related expenses; severance expenses; acquisition and integration costs of Gilon acquisition; all net of taxes	0.06	0.07	0.17	0.21
Non-GAAP diluted net earnings per share from continuing operations	$0.13	$0.11	$0.35	$0.29

Segment Data:

Software Product Engineering:
GAAP operating income	$3,609	$3,675	$11,819	$11,916
Amortization of intangible assets	38	38	115	114
Non-GAAP operating income	$3,647	$3,713	$11,934	$12,030

System Integration and Application Development:
GAAP operating income	$3,159	$4,002	$11,698	$9,975
Amortization of intangible assets	1,821	1,533	5,110	4,177
Earn-out and retention expenses related to prior acquisitions	—	557	—	1,534
Insurance settlement related to 2007 arbitration expense, net of related expenses	—	—	(2,610)	—
Severance expenses	—	—	1,293	—
Acquisition and integration costs of Gilon acquisition	—	—	—	728
Non-GAAP operating income	$4,980	$6,092	$15,491	$16,414

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